UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 19, 2025
Elicio Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)
(857) 209-0050
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2025, Elicio Therapeutics, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company considered and voted on two proposals, each of which was described in detail in the Company’s proxy statement, filed with the U.S. Securities and Exchange Commission on April 9, 2025 (the “Proxy Statement”). Holders of 11,172,771 shares of common stock voted, constituting 70.1% of the voting power of all shares entitled to vote at the Annual Meeting, which represented a quorum for the Annual Meeting.

At the Annual Meeting, the stockholders voted on proposals to: (1) elect two directors to hold office for three-year terms and (2) ratify the appointment of Baker Tilly US, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending 2025, each proposal as further detailed in the Proxy Statement.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1: To elect the Board of Directors’ nominees, Karen Wilson and Robert R. Ruffolo, Jr., Ph.D., FCPP, to the Board of Directors to hold office until the 2028 annual meeting of stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Karen J. Wilson	8,588,077	420,412	9,321	2,154,961
Robert R. Ruffolo, Jr., Ph.D., FCPP	8,980,091	28,388	9,331	2,154,961
Proposal 2: To ratify the selection by the Audit Committee of the Board of Directors of Baker Tilly US, LLP as the independent registered public accounting firm of Elicio Therapeutics, Inc. for its fiscal year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
11,133,552	29,923	9,296	-

Each of the proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elicio Therapeutics, Inc.

	By:	/s/ ROBERT CONNELLY
Date: May 20, 2025		Robert Connelly President and Chief Executive Officer (Principal Executive Officer)